UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2012

TERRA NITROGEN COMPANY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	033-43007	73-1389684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4 Parkway North, Suite 400 Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 405-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On December 28, 2012, Terra Nitrogen Company, L.P. (“TNCLP”) entered into an Amended and Restated Terminal Lease Agreement (the “Terminal Lease”), by and between TNCLP and CF Industries, Inc. (“CF Industries”).  CF Industries indirectly owns approximately 75.3% of the outstanding common units of TNCLP, and Terra Nitrogen GP Inc., an indirect wholly-owned subsidiary of CF Industries (“TNGP”), is the sole general partner of TNCLP.

The Terminal Lease amends and restates the Lease Agreement, dated December 29, 2010, between TNCLP and CF Industries pursuant to which CF Industries leased two terminals owned by TNCLP (one located near Blair, Nebraska and the other located near Pekin, Illinois) for a base quarterly rent of $109,000 and additional rent equal to all costs, expenses, and obligations incurred by CF Industries related to the use, occupancy and operation of the facilities. Under the Terminal Lease, CF Industries will lease only the Blair terminal, including any improvements located thereon but excluding the urea ammonium nitrate storage tank located thereon (which was taken out of service during 2011) (the “Property”), from TNCLP for a base quarterly rent of $100,000 and an additional rent equal to all costs, expenses, and obligations incurred by CF Industries and related to the use, occupancy and operation of the Property which may arise or become due during the term of the Lease.  The base quarterly rent is subject to an annual increase in accordance with the percentage increase in the U.S. Department of Labor Consumer Price Index (CPI-U) for All Urban Consumers, All Items, Midwest Region.  The Lease is effective for a five-year term starting on January 1, 2013, and CF Industries has three options to renew for additional five-year terms.

The Terminal Lease was reviewed and approved by the independent directors comprising the Audit Committee of TNGP.

The description of the Terminal Lease contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Terminal Lease, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

10.1	Amended and Restated Terminal Lease Agreement, dated December 28, 2012, by and between Terra Nitrogen Company, L.P., a Delaware limited partnership and CF Industries, Inc., a Delaware corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA NITROGEN COMPANY, L.P.
By: Terra Nitrogen GP Inc.
Its: General Partner

/s/ Douglas C. Barnard
	Name:	Douglas C. Barnard
	Title:	Senior Vice President, General Counsel and Secretary

Date: December 28, 2012

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Terminal Lease Agreement, dated December 28, 2012, by and between Terra Nitrogen Company, L.P., a Delaware limited partnership and CF Industries, Inc., a Delaware corporation